UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2021

Calithera Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36644	27-2366329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Oyster Point Blvd. Suite 200 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, 0.0001 par value	CALA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 11, 2021, Calithera Biosciences, Inc. (“Calithera”) held its 2021 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) via live webcast originating from San Francisco, California. At the Annual Meeting, Calithera’s stockholders voted on four proposals, each of which is described in more detail in Calithera’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 21, 2021. The following is a brief description of each matter voted upon and the results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1. Stockholders elected the three nominees for Class I directors to serve until Calithera’s 2024 Annual Meeting of Stockholders or until his or her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Sunil Agarwal M.D.	46,764,461	5,010,038	10,194,154
Scott Garland	51,106,574	667,925	10,194,154
Jean M. George	46,744,431	5,030,068	10,194,154

Proposal 2. Stockholders ratified the selection by the Audit Committee of the Board of Directors of Calithera of Ernst & Young LLP as Calithera’s independent registered public accounting firm for the year ending December 31, 2021. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,427,667	407,258	133,728	0

Proposal 3. Stockholders approved, on an advisory basis, the compensation of the Calithera’s named executive officers, as disclosed in the proxy statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,595,103	2,077,387	102,009	10,194,154

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calithera Biosciences, Inc.

Dated: June 14, 2021

	By:	/s/ Susan M. Molineaux
Susan M. Molineaux
President and Chief Executive Officer